United States
Securities and Exchange Commission
Washington, D.C. 20549

Form
8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 8, 2025

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value	SR	New York Stock Exchange LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 5.90% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $25.00 per share	SR.PRA	New York Stock Exchange LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure .
On December 8, 2025, Spire Inc. (the “Company”) shared an investor presentation on its website regarding an offering of $825 million aggregate principal amount of Senior Notes (the “Senior Notes”) to be issued by Spire Tennessee Inc. (“Spire Tennessee”). Additional pricing information for the Senior Notes is included in the investor presentation shared on the Company’s website. The issuance of the Senior Notes is expressly conditioned upon the closing of the acquisition by the Company through Spire Tennessee of the operations of Piedmont Natural Gas Tennessee in the Nashville, Tennessee area. There are no assurances that the acquisition will be consummated or that the offering of the Senior Notes will be completed, or, if completed, on the terms or within the timeframe currently contemplated.
The Senior Notes are being offered and sold in a private placement exempt fr
om registration under the Securities Act of 1933, as amended. The Senior Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities.

Item 9.01	Financial Statements and Exhibits .
(d)
Exhibits
.

99.1	Investor presentation dated December 8, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
The information contained in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRE INC.

Date: December 8, 2025	By:	/s/ Adam Woodard
Adam Woodard
Executive Vice President and Chief Financial Officer